PLEDGE AGREEMENT
     THIS PLEDGE AGREEMENT (herein so called) is entered into on March , 2007 by BRETT FARYNIARZ (“Pledgor”), in favor of MBI FINANCIAL, INC., a Nevada corporation (“Pledgee”).
W I T N E S E T H
     1. Pledgor is the owner of the capital stock or other ownership interests of the corporation (the “Issuer”) set forth on Exhibit A attached hereto (all such shares being herein referred to as the “Pledged Shares”).
     2. Pledgor, as maker, and Pledgee, as payee, have entered into that certain Promissory Note dated of even date herewith (as amended, supplemented, restated, renewed, or extended from time-to-time, the “Note”), in which Pledgor promises to pay to the order of Pledgee the original principal amount of $368,000.00 (the “Loan”).
     3. Pledgor wishes to provide collateral security for the Secured Indebtedness (as hereinafter defined) in the form of a pledge of the Pledged Collateral (as hereinafter defined), as required by the Note.
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Capitalized terms used herein which are defined in the Note shall have the same meanings when used herein unless the context hereof shall otherwise require or provide. In addition, for the purposes of this Pledge Agreement, the following terms shall have the respective meanings assigned to them in this Section 1:
     “Code” hall have the meaning assigned to it in Section 7(a) hereof.
     “Collateral Documents” means this Pledge Agreement, UCC-1 Financing Statements, if any, and other collateral agreements executed in connection herewith and securing payment of the Note.
     “Loan Documents” means the Note, the Collateral Documents, and any agreements, documents (and with respect to the Note, any modifications, amendments, renewals, extensions, or restatements thereof), or certificates at any time executed or delivered pursuant to the terms of the Note.
     “Note” shall have the meaning assigned to it in the recitals.
     “Pledged Collateral” shall have the meaning assigned to it in Section 2 hereof.
     “Pledged Shares” shall have the meaning assigned to it in the recitals.
     “Secured Indebtedness” shall mean all indebtedness, obligations, and liabilities described or referred to in clauses (a) through (d) below:
(a)	the Loan;

(b)	other obligations of Pledgor under the Note;
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     (c) all fees and expenses, including, without limitation, all reasonable attorneys’ fees and legal expenses incurred by Pledgee to preserve and maintain the Pledged Collateral, collect the obligations herein described, and enforce any of the Loan Documents; and
     (d) all extensions, renewals, amendments, and modifications of any of the foregoing.
     SECTION 2. Pledge. As collateral security for the payment and performance of the Secured Indebtedness, Pledgor hereby pledges, hypothecates, assigns, transfers, sets over, and delivers unto Pledgee, and hereby grants Pledgee a lien and security interest in, the following:
     (a) the Pledged Shares and the certificates representing the Pledged Shares, and all cash, securities, dividends, increases, distributions, and profits received therefrom or in connection therewith, including distributions or payments in partial or complete liquidation or redemption, or as a result of reclassifications, readjustments, reorganizations, or changes in the capital structure of the Issuer thereof (provided, however, that, without the prior written consent of Pledgee, Pledgor shall not participate in any vote authorizing any such change in the capital structure of the Issuer), and any other property at any time and from time-to-time received, receivable, or otherwise distributed or delivered to Pledgee, and all rights and privileges pertaining thereto;
     (b) all securities hereafter delivered to Pledgee in substitution for, or in addition to, any of the foregoing, all certificates representing or evidencing such securities, and all cash, securities, instruments, documents, dividends, increases, distributions, and profits received therefrom, and any other property at any time and from time-to-time received by, receivable by, or otherwise distributed or delivered to Pledgee in respect of or in exchange for any or all of the property described;
     (c) all subscriptions, warrants, options, and any other rights issued now or hereafter by the Issuer of the Pledged Shares or any other person whatsoever upon or in connection with the Pledged Shares and any part of the Pledged Collateral; and
     (d) all products and proceeds of the foregoing and all general intangibles and contract rights related thereto, including without limitation, all revenues, distributions, dividends, property, registration rights, contract rights, and other rights and interests that Pledgor is, or may hereafter become, entitled to receive on account of any collateral described in subsections 2(a) through (d);
(all such Pledged Shares, certificates, securities, instruments, documents, dividends, increases, distributions, profits, intangibles, contract rights, and other property being herein collectively called the “Pledged Collateral”). Pledgor shall forthwith deliver to Pledgee all subscriptions, warrants, options, and all such other rights, and upon delivery to Pledgee, Pledgee shall hold such subscriptions, warrants, options and other rights as additional collateral pledged to secure the Secured Indebtedness; provided, however, that if Pledgee determines, in its sole discretion, that the value of any such subscriptions, warrants, options, or other rights shall terminate, expire, or be materially reduced in value by holding the same as Pledged Collateral, Pledgee shall have the right (but not the obligation), in its sole discretion after sending written notice to Pledgor, to sell or exercise the same, and if exercised, then the monies disbursed by Pledgee in connection therewith shall become part of the Secured Indebtedness and all of the stock, securities, evidences of indebtedness, and other items so acquired shall become part of the Pledged Collateral;
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     TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, privileges, and preferences appertaining to or incidental thereto, unto Pledgee, its successors, and assigns, forever subject, however, to the terms, covenants, and conditions hereafter set forth.
     SECTION 3. Pledgee as Custodian. Pledgee (or an agent designated by Pledgee) shall have physical possession of the certificates or instruments representing or evidencing the Pledged Collateral. Pledgor agrees that either (a) all certificates representing Pledged Shares shall be registered in the appropriate stock record books in the name of Pledgee or a nominee or nominees of Pledgee and, in either such case, such registration shall reflect that the registered owner is acting as agent on behalf of Pledgee, or (b) in lieu of or, at Pledgee’s option, in addition to presently registering the Pledged Collateral in the name of Pledgee or its nominee as provided in clause (a) above, Pledgor will deposit with Pledgee, along with the certificates or instruments representing or evidencing the Pledged Collateral, duly executed stock powers in favor of Pledgee or its nominee. In addition, Pledgee shall at all times have the right to exchange certificates or instruments representing or evidencing the Pledged Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with its performance of this Pledge Agreement.
     SECTION 4. Representations and Warranties. Pledgor hereby represents and warrants that: (a) Pledgor is the sole legal and beneficial owner of the Pledged Collateral free and clear of all liens, charges, pledges, encumbrances, and security interests of every kind and nature, other than liens and security interests in favor of Pledgee; (b) each Pledged Share has been validly authorized, issued, and is fully paid and nonassessable; (c) Pledgor has good right and lawful authority to pledge the Pledged Collateral in the manner hereby done or contemplated; (d) no consent or approval of any governmental authority, or of any securities exchange, is necessary to effect the validity of the rights created hereunder which have not been obtained; (e) except for any financing statement which may have been filed by Pledgee, no financing statement covering the Pledged Collateral, or any part thereof, has been filed with any filing officer or office; (f) no security agreement covering the Pledged Collateral, or any part thereof, has been made and no security interest, other than the one herein created, has attached or been perfected in the Pledged Collateral or any part thereof; (g) the execution, delivery, and consummation of this Pledge Agreement will not violate any law, regulation, mortgage, contract, instrument, judgment, or decree applicable to or binding on Pledgor; and (h) the information or statements given to Pledgee by Pledgor in the Loan Documents is true, complete, and accurate in all material respects, and Pledgor will immediately notify Pledgee of any change in such information. The delivery at any time by Pledgor to Pledgee of additional Pledged Collateral shall constitute a representation and warranty by Pledgor that, with respect to such Pledged Collateral and each item thereof, the matters heretofore warranted in clauses (a) through (h) immediately above are true and correct in all material respects at, and as if they were made at, the date of such delivery.
     SECTION 5. Covenants.
     (a) Additional Documents and Information. Pledgor covenants and agrees to: (i) from time-to-time promptly execute and deliver to Pledgee all such stock powers, assignments, certificates, supplemental writings, financing statements, and other items and do all other acts or things as Pledgee may reasonably request in order more fully to evidence and perfect the interest of Pledgee in the Pledged Collateral; (ii) punctually and properly perform all of Pledgor’s covenants and duties under any other contract of any kind now or hereafter existing as security for or in connection with payment of the Secured Indebtedness (to the extent liable thereon) in accordance with the terms hereof; (iii) promptly furnish Pledgee with any information or writings which Pledgee may reasonably request concerning the Pledged Collateral, including, without limitation, all material non-public information; (iv) allow Pledgee to inspect all records of Pledgor relating to the Pledged Collateral or to the Secured Indebtedness, and to make and take away copies of such records; (v) promptly notify Pledgee of any material change in any fact or
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circumstance warranted or represented by Pledgor in this Pledge Agreement or in any other writing furnished by Pledgor to Pledgee in connection with the Pledged Collateral or the Secured Indebtedness; (vi) promptly notify Pledgee of any claim, action, or proceeding affecting title to the Pledged Collateral, or any part thereof, or the security interest therein, and, at the request of Pledgee, appear in and defend, at Pledgor’s expense, any such action or proceeding; and (vii) promptly, after being requested by Pledgee, pay to Pledgee the amount of all reasonable expenses, including reasonable attorneys’ fees and other legal expenses, incurred by Pledgee in perfecting, maintaining, and enforcing the security interest.
     (b) Proceeds. Should the Pledged Collateral, or any part thereof, ever be in any manner converted by the Issuer into another type of property, or any money or other proceeds ever be paid or delivered to Pledgor as a result of Pledgor’s rights in the Pledged Collateral, then, in any such event, all such property, money, and other proceeds, except only ordinary cash dividends (unless and until payable to Pledgee pursuant to Section 6(c) hereof), shall become part of the Pledged Collateral and shall be delivered to Pledgee by Pledgor.
     (c) Performance by Pledgee. Should any covenant, duty, or agreement of Pledgor fail to be performed in accordance with its terms hereunder, Pledgee may, but shall never be obligated to, perform or attempt to perform such covenant, duty, or agreement on behalf of Pledgor, and any amount expended by Pledgee in such performance or attempted performance shall become a part of the Secured Indebtedness. At the request of Pledgee, Pledgor agrees to pay such amount promptly to Pledgee at Pledgee’s office in Dallas, Texas.
     (d) Negative Covenants. Pledgor covenants and agrees that, without the prior written consent of Pledgee, Pledgor will not: (i) sell, assign, or transfer any rights of Pledgor in the Pledged Collateral; (ii) grant any options or other rights in the Pledged Collateral; or (iii) create any other lien or security interest in, mortgage, or otherwise encumber the Pledged Collateral, or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, except the security interest herein created.
     SECTION 6. Voting Rights, Dividends, Etc., Prior to Default.
     (a) Rights Prior to Default. So long as no Event of Default shall have occurred after the date hereof and be continuing, and Pledgee shall not have given written notice to Pledgor of its intention to foreclose upon or otherwise dispose of the Pledged Collateral, or to exercise its voting rights, if any, pertaining to the Pledged Collateral:
     (i) Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right or power if such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof.
     (ii) Pledgee shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, powers of attorney, dividend orders, and other instruments as Pledgor may request for the purpose of enabling Pledgor to exercise the voting and/or consensual rights and powers which it is entitled to exercise pursuant to subsection (i) above.
     (b) Termination of Rights. Upon (i) the occurrence of an Event of Default, and (ii) the giving of written notice by Pledgee to Pledgor of its intention to (A) foreclose upon or otherwise dispose of the Pledged Collateral or (B) exercise its voting rights, if any, pertaining to
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the Pledged Collateral, all rights of Pledgor to exercise the voting and/or consensual rights and powers which it may be entitled to exercise pursuant to Section 6(a)(i) hereof shall cease, at the option of Pledgee, and all such rights shall thereupon become vested in Pledgee, who shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights. Further, Pledgee shall have the right, at any time after the occurrence of an Event of Default, to notify and direct the Issuer of the Pledged Collateral to thereafter make all payments, dividends, and any other distributions payable in respect thereof directly to Pledgee. The Issuer of the Pledged Collateral making any such payment or distribution to Pledgee hereunder shall be fully protected in relying on the written statement of Pledgee that it then holds a security interest which entitles it to receive such payments and distributions. Any and all money and other property paid over to or received by Pledgee pursuant to the provisions of this subsection (b) shall be retained by Pledgee as additional collateral hereunder and may be applied (and upon Pledgor’s written request all cash shall promptly be applied) in accordance with the provisions hereof.
     (c) Dividends. Upon the occurrence and during the continuance of an Event of Default, all cash dividends, returns of capital, or other distributions made on or in respect of the Pledged Collateral, whether resulting from a subdivision, combination, or reclassification of the outstanding capital stock or other ownership interests of the Issuer thereof, received in exchange for the Pledged Collateral or any part thereof, or as a result of any merger, consolidation, acquisition, or other exchange of assets to which the Issuer may be a party or otherwise, and any and all cash and other property received in exchange for the Pledged Collateral, or received in payment of the principal of or in redemption of the Pledged Collateral, shall be paid or delivered to Pledgee.
     SECTION 7. Rights and Remedies of Pledgee Upon and After Default.
     (a) Remedies. Upon the occurrence of an Event of Default, in addition to any and all other rights and remedies which Pledgee may then have hereunder, under the Note, under other contracts or agreements between Pledgor and Pledgee, under applicable law, or under the Uniform Commercial Code as in effect in the State of Texas (hereinafter called “Code”), or otherwise, Pledgee may, at its option: (i) declare the entire unpaid balance of principal on the Secured Indebtedness immediately due and payable, without written notice of demand, notice of intent to accelerate, notice of acceleration, or presentment, all of which are hereby waived; (ii) reduce its claim to judgment, foreclose, or otherwise enforce its security interest in all or any part of the Pledged Collateral by any available judicial procedure; (iii) after notification, if any, expressly provided for herein, sell or otherwise dispose of, at the office of Pledgee or elsewhere, as chosen by Pledgee, all or any part of the Pledged Collateral, and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Pledged Collateral shall not exhaust Pledgee’s power of sale, but sales may be made from time to time until all of the Pledged Collateral has been sold or until the Secured Indebtedness has been paid in full; provided, however that Pledgee shall have no obligation to sell the Pledged Collateral piecemeal, it being specifically acknowledged that a sale of all of the Pledged Collateral to one purchaser in a single transaction shall be conclusively presumed to be commercially reasonable), and at any such sale it shall not be necessary to exhibit the Pledged Collateral; (iv) at its discretion, retain the Pledged Collateral in satisfaction of the Secured Indebtedness whenever the circumstances are such that Pledgee is entitled to do so under the Code; (v) purchase the Pledged Collateral at any public sale in accordance with the Code; (vi) purchase the Pledged Collateral at any private sale in accordance with the Code; and (vii) exercise the rights set forth in Section 7 hereof in accordance with the Code.
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     (b) Sale of Pledged Collateral. Pledgee is authorized at any sale of the Pledged Collateral, if it deems it advisable, to restrict the prospective bidders or purchasers to those persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to distribution or sale of any of the Pledged Collateral. Upon any such sale, Pledgee shall have the right to deliver, assign, and transfer to the purchaser thereof the Pledged Collateral so sold. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right of whatsoever kind, including any equity or right of redemption of Pledgor which hereby specifically waives, to the fullest extent permitted by applicable law, all rights of redemption, stay, or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted, and such waiver shall be deemed to have been made after default. Pledgee shall give Pledgor ten (10) days’ written notice of its intention to make any such public or private sale or sale at broker’s board or on a securities exchange. Such notice, in case of sale at broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or that portion thereof so being sold, which will first be offered for sale at such board or exchange. Pledgee shall have no obligation to disclose or provide any information concerning the Issuer or the Pledged Collateral to prospective purchasers of the Pledged Collateral other than information in its possession at such time, and Pledgor agrees and acknowledges that it shall be commercially reasonable for any notices of any such sale, published or otherwise, to specifically so state. At any such sale the Pledged Collateral may be sold in one lot as an entirety or in separate parcels, as Pledgee may elect, and any such election shall be presumed to be commercially reasonable. Pledgee shall not be obligated to make any such sale pursuant to any such notice. Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Pledgee until the selling price is paid by the purchaser thereof, but Pledgee shall not incur any liability in case of the failure of such purchaser to take and pay for the Pledged Collateral so sold, and, in case of any such failure, such Pledged Collateral may again be sold upon like notice. Pledgee may also, at its discretion, proceed by a suit or suits at law or in equity to foreclose the pledge and sell the Pledged Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. If any consent, approval, or authorization of any state, municipal, or other governmental department, agency, or authority should be necessary to effectuate any sale or other disposition of the Pledged Collateral, or any partial disposition of the Pledged Collateral, Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval, or authorization, and will otherwise use his best efforts to secure the same.
     (c) Possible Restrictions on Sale of Pledged Collateral. Because of the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable laws or regulations, there may be legal restrictions or limitations affecting Pledgee in any attempts to dispose of certain portions of the Pledged Collateral in the enforcement of its rights and remedies hereunder. For these reasons Pledgee is hereby authorized by Pledgor, but not obligated, in the event of any Event of Default hereunder giving rise to Pledgee’s rights, to sell or otherwise dispose of the Pledged Collateral, and after the giving of any notices required herein, to sell all or any part of the Pledged Collateral at a private sale, subject to an investment letter or in any other manner which will not require the Pledged Collateral, or any part thereof, to be registered in accordance with the Securities Act, , or other applicable rules and regulations promulgated thereunder, or any other law or regulation, at the best price reasonably obtainable by Pledgee at any such private sale or other disposition in the manner mentioned above, and Pledgor specifically acknowledges that any such disposition shall be commercially reasonable under the Code. Pledgee is also hereby
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authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Pledgor may deem required or appropriate in the event of a sale or disposition of any of the Pledged Collateral. Pledgor clearly understands that Pledgee may at its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Pledged Collateral, or any part or parts thereof, than would otherwise be obtainable if same were registered and sold in the open market. Pledgor agrees (i) in the event Pledgee shall, upon an Event of Default hereunder, sell the Pledged Collateral, or any portion thereof, at such private sale or sales, Pledgee shall have the right to rely upon the advice and opinion of any member firm of a National Security Exchange (as defined in the Securities Exchange Act of 1934) or other business or stock valuation company as to the best price reasonably obtainable upon such private sale thereof, and (ii) that such reliance shall be conclusive evidence that Pledgee handled such matter in a commercially reasonable manner under the Code.
     (d) Notification. Reasonable notification of the time and place of any public sale of the Pledged Collateral, or reasonable notification of the time after which any private sale or other intended disposition of the Pledged Collateral is to be made, shall be sent to Pledgor and to any other person entitled under the Code to notice; provided, that if the Pledged Collateral threatens to decline quickly in value or is of a type customarily sold on a recognized market, Pledgee may sell or otherwise dispose of the Pledged Collateral without notification, advertisement, or other notice of any kind. It is agreed that notice sent or given not less than ten calendar days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purpose of this Pledge Agreement.
     (e) Application of Proceeds; No Deficiency. Upon the maturity of any instrument evidencing the Secured Indebtedness or any part thereof, whether such maturity be by such terms of such instruments or through the exercise of any power of acceleration, Pledgee is authorized and empowered to apply any and all funds realized from the sale of the Pledged Collateral not previously credited against the Secured Indebtedness first, toward the payment of the costs, charges, and expenses, if any, incurred in the collection of such funds hereunder, and then, toward the payment (in such order as Pledgee shall elect) of the Secured Indebtedness, and shall pay any balance remaining to Pledgor or as prescribed by the Code. However, in no case shall there be a deficiency held against Pledgor under Pledgee’s power of sale hereunder because foreclosure on the Pledged Collateral shall satisfy the Secured Indebtedness in full.
     (f) Notices. In the event that any notice is required to be given to Pledgor with respect to any sale or liquidation of the Pledged Collateral, any notice addressed to Pledgor at the address set forth in Section 12(g) below, postage prepaid, deposited in the United States mail ten (10) days prior to the date of any such intended action shall be deemed to be a sufficient and commercially reasonable notice. Nothing contained herein shall prevent Pledgee from giving notice in any other manner which is considered reasonable.
     SECTION 8. Authority of Pledgee. Pledgee shall have and be entitled to exercise all such powers hereunder as are specifically delegated to Pledgee by the terms hereof, together with such powers as are reasonably incidental thereto. Pledgee may execute any of its duties hereunder by or through sub-agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to said duties. Pledgee and any affiliate, director, officer, or employee of Pledgee shall not be liable for any action taken or omitted to be taken by them or any of them hereunder or in connection herewith, except for their own gross negligence or willful misconduct; nor shall Pledgee be responsible for the validity, effectiveness, or sufficiency hereof or of any document or security furnished pursuant hereto or in connection herewith. Pledgee shall be entitled to rely on any communication, instrument, or document believed by it to be genuine and correct and to have been signed
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or sent by the proper person or persons. Pledgor hereby agrees to reimburse Pledgee, on demand, for all reasonable expenses incurred by it in connection with the administration and enforcement of this Pledge Agreement and agrees to indemnify and hold harmless Pledgee from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Pledgee. Other than the exercise of reasonable care in the physical custody of the Pledged Collateral while held by Pledgee, Pledgee shall have no responsibility for or obligation or duty with respect to all or any part of the Pledged Collateral or any matter or proceeding arising out of or relating thereto, including, without limitation, any obligation or duty to collect any sums due in respect thereof or to protect or preserve any rights against prior parties or any other rights pertaining thereto, it being understood and agreed that Pledgor shall be responsible generally for the preservation of all rights in the Pledged Collateral. Without limiting the generality of the foregoing, Pledgee shall be conclusively deemed to have exercised reasonable care in the custody of the Pledged Collateral if Pledgee takes such action, for purposes of preserving rights in the Pledged Collateral, as Pledgor may reasonably request in writing, but no failure or omission or delay by Pledgee in complying with any such request by Pledgor, and no refusal by Pledgee to comply with any such request by Pledgor, shall be deemed to be a failure to exercise reasonable care.
     SECTION 9. Pledgee Appointed Attorney-in-Fact. Pledgor hereby appoints Pledgee Pledgor’s attorney-in-fact for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which Pledgee may deem reasonably necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, Pledgee shall have the right and power, except and to the extent otherwise provided in Section 6(a)(ii), to receive, endorse, and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend or other distribution payable or distributable in respect of the Pledged Collateral, or any part thereof, and to give full discharge for the same.
     SECTION 10. Certain Rights Before and After an Event of Default.
     (a) Pledgee’s Responsibility for Pledged Collateral. Pledgee shall have no duty to fix or preserve rights against prior parties to the Pledged Collateral, and shall never be liable (except for its own gross negligence or willful misconduct) for its failure to use diligence to collect any amount payable with respect to the Pledged Collateral, but shall be liable only to account to Pledgor for what it may actually collect or receive thereon.
     (b) Financing Statement. Pledgee shall have the right at any time to execute and file this Pledge Agreement as a financing statement, but the failure of Pledgee to do so shall not impair the validity or enforceability of this Pledge Agreement.
     (c) Maximum Interest. Regardless of any provision contained herein, or in any other document executed in connection herewith, Pledgee shall never be entitled to receive, collect or apply, as interest, any amount in excess of the maximum rate of interest permitted to be charged from time to time by applicable law, and in the event Pledgee ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of the principal and treated hereunder as such; and, if the principal is paid in full, any remaining excess shall forthwith be paid to Pledgor. In determining whether or not the interest paid or payable, under any specified contingency, exceeds the highest lawful rate, Pledgor and Pledgee shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) spread the total amount of interest throughout the entire contemplated term of the Loan; provided that if the indebtedness is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest
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received for the actual period of existence thereof exceeds the maximum lawful rate, Pledgor shall refund to Pledgee the amount of such excess or credit the amount of such excess against the principal, and in such event, Pledgee shall not be subject to any penalties provided by any laws for contracting for, charging, or receiving interest in excess of the maximum lawful rate.
     (d) Disclosure. Pledgee is granted the right to discuss Pledgor’s affairs, finances, and accounts with all parties to such degree as Pledgee deems necessary or advisable to protect its security interest and/or the repayment of the indebtedness secured hereby. Pledgor covenants to do all things necessary or appropriate to permit Pledgee to fully exercise its rights under this paragraph.
     (e) Deposit of Proceeds. Except as expressly prescribed above, all payments received by Pledgee with respect to the Pledged Collateral shall, at Pledgee’s option, be deposited in a special interest bearing account at a bank (which may be, but need not be, a trust account or escrow account maintained at Pledgee) to be designated by Pledgee in the name of Pledgee styled “Collateral Account.” Funds in said account are hereby assigned to Pledgee and shall be impressed with a lien to secure the Secured Indebtedness, and shall be applied by Pledgee as provided for above.
     (f) Payment of Expenses. At Pledgee’s option, Pledgee may (but shall not be obligated to) discharge taxes, liens, and interest, perform or cause to be performed, for and on behalf of Pledgor, any actions and conditions, obligations, or covenants which Pledgor has failed or refused to perform, and may pay for the repair, maintenance, or preservation of any of the Pledged Collateral, and all sums so expended, including, but not limited to, reasonable attorneys’ fees, court costs, agents’ fee or commissions, or any other costs or expenses, shall become part of the Secured Indebtedness, shall bear interest from the date of payment at the rates provided in the Note, shall be payable at the place designated for payment of the Secured Indebtedness, and shall be secured by this Pledge Agreement.
     SECTION 11. Miscellaneous.
     (a) Terms Commercially Reasonable. The terms of this Pledge Agreement shall be deemed commercially reasonable within the meaning of the Code in effect and applicable hereto.
     (b) Headings. The headings of articles and sections herein are inserted only for convenience and shall in no way define, describe, or limit the scope or intent of any provision of this Pledge Agreement.
     (c) Amendments. No change, amendment, modification, cancellation, or discharge of any provision of this Pledge Agreement shall be valid unless consented to in writing by the party or parties against whom enforcement is being sought.
     (d) Assignment of Pledgee’s Rights. Pledgee shall have the right to assign all or any portion of its rights under this Pledge Agreement to any subsequent holder or holders of the Secured Indebtedness.
     (e) Parties in Interest. As and when used herein, the term “Pledgor” shall mean and include Pledgor herein named and his heirs, successors and permitted assigns, and the term “Pledgee” shall mean and include Pledgee herein named and its successors and assigns, and all covenants and agreements herein shall be binding upon and inure to the benefit of Pledgor and
Pledge Agreement

Pledgee and their respective successors and assigns, provided that Pledgor, without the prior written consent of Pledgee, shall have no right to assign his rights hereunder to any other Person.
     (f) Applicable Laws. THIS PLEDGE AGREEMENT AND ALL ISSUES AND CLAIMS ARISING IN CONNECTION WITH OR RELATING TO THE PLEDGED COLLATERAL OR THE SECURED INDEBTEDNESS, INCLUDING BUT WITHOUT LIMITATION, ALL CONTRACT, TORT, EQUITY, OR OTHER CLAIMS OR COUNTERCLAIMS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT CONSIDERATION OF ITS CONFLICTS OF LAWS RULES) AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. If any provision of this Pledge Agreement is held to be invalid or unenforceable, the validity and enforceability of the other provisions of this Pledge Agreement shall remain unaffected.
     (g) Notices. Any notices or other communications required or permitted to be given by this Pledge Agreement or any other documents and instruments referred to herein must be given in accordance with Section 8 of the Note, to the address of such party as follows:

If to Pledgee:	MBI Financial, Inc.
1845 Woodall Rogers, Suite 1225
Dallas, Texas 75203
Attention: President

If to Pledgor:	100 Chapparal Court, Suite 100
Anaheim Hills, California 92808
     (h) Obligations Absolute. All rights and remedies of Pledgee hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:
     (i) any lack of validity or enforceability of the Note or any of the other Loan Documents or any other agreement or instrument relating to any of the foregoing;
     (ii) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Indebtedness, or any other amendment or waiver of or any consent to any departure from the Note or any of the other Loan Documents; or
     (iii) any exchange, release, or nonperfection of any interest in any Pledged Collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Indebtedness.
     (i) Counterparts. This Pledge Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this Pledge Agreement it shall not be necessary to produce or account for more than one such counterpart.
     (j) ENTIRETY. THIS PLEDGE AGREEMENT AND THE NOTE EMBODY THE FINAL, ENTIRE AGREEMENT AMONG PLEDGOR AND PLEDGEE WITH RESPECT TO THE PLEDGE AND ASSIGNMENT OF THE PLEDGED COLLATERAL AND THE OTHER MATTERS ADDRESSED HEREIN AND THEREIN, AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL,
Pledge Agreement

RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.
     (k) WAIVER OF TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR THE ACTIONS OF PLEDGEE IN THE NEGOTIATION, ADMINISTRATION, OR ENFORCEMENT HEREOF OR THEREOF.
     (l) Waiver of Certain Claims. Pledgor hereby waives any right or claim to consequential or punitive damages arising out of or relating to this Pledge Agreement or any of the other Loan Documents or the transactions contemplated hereby or thereby, or the actions of Pledgee in the negotiation, administration, or enforcement hereof or thereof.
     (m) WAIVER OF NOTICE AND HEARING. PLEDGOR HEREBY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO NOTICE OR HEARING PRIOR TO SEIZURE BY PLEDGEE OF THE PLEDGED COLLATERAL, WHETHER BY WRIT OF POSSESSION OR OTHERWISE.
     EXECUTED as of the date first above stated.

PLEDGOR:

Brett Faryniarz
Pledge Agreement

EXHIBIT A
PLEDGED SHARES

Name of Entity	Class	Number of Shares
MBI Financial, Inc.	common stock	294,400
Pledge Agreement